SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2002
                                ----------------

                               KOGER EQUITY, INC.
                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                    --------
                  State or Other Jurisdiction of Incorporation)


      1-9997                                                59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)

433 PLAZA REAL, SUITE 335
  BOCA RATON, FLORIDA                                       33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.    Regulation FD Disclosure

Koger Equity, Inc. announced its quarterly results for the period ended June 30, 2002, as more particularly described in its News Release, dated August 13, 2002, and related Supplemental Information, dated June 30, 2002, on the Company's web site, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)        Exhibits

            Exhibit
             Number    Description of Exhibit

               99 Koger Equity, Inc. News Release, dated August 13, 2002, and related Supplemental Information, dated June 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                           KOGER EQUITY, INC.


 Dated:  August 13, 2002                      By:        /S/ Robert E. Onisko
                                                      -----------------------
                                                             Robert E. Onisko
                                              Title:       Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

              Exhibit
              Number    Description of Exhibit

                99 Koger Equity, Inc. News Release, dated August 13, 2002, and related Supplemental Information, dated
                        June 30, 2002.

                                                                     Exhibit 99

                                                              KOGER EQUITY, INC.
                                                       433 Plaza Real, Suite 335
                                                       Boca Raton, Florida 33432







Contacts:

Robert Onisko                              Investor Relations:
Chief Financial Officer                    Brad Cohen
Koger Equity, Inc.                         Integrated Corporate Relations, Inc.
(561) 395-9666                             203-222-9013

                KOGER EQUITY REPORTS SECOND QUARTER 2002 RESULTS

       - Announces the Termination of the AP-Knight Management Contract -

     Boca Raton, Florida, August 13, 2002 (Business Wire) -- Koger Equity, Inc. (NYSE: KE), a self-managed real estate investment trust (REIT), which owns, operates, and manages suburban office buildings throughout the Southeastern and Southwestern United States, today announced its results for the second quarter ended June 30, 2002. Certain of the Company's results, as compared to the prior year, have been affected by the sale of assets in December 2001.
     Highlights include:

     o Same-store net operating income for the second quarter 2002 increased 5.8%, compared to the second quarter 2001.
     o Operating margins for the second quarter increased to 62.6% as compared to 62.1% for the second quarter 2001.
     o New net rent versus expiring net rent during the second quarter 2002 increased 10.3% on new and backfill leasing and 1.0% on renewal leasing.
     o Payout ratio to funds from operations (FFO) was 68.6% and cash available for distribution (CAD) was 95.3% for the second quarter.

     Total rental revenues in the second quarter 2002 were $31.9 million, as compared to $41.6 million in the second quarter of 2001. Funds from operations
(FFO) for the second quarter totaled $11.0 million, or $0.51 per fully diluted share, as compared to FFO of $17.7 million, or $0.63 per fully diluted share in the same period of fiscal 2001. Fully diluted earnings per share (EPS) for the second quarter 2002 was $0.20, compared to EPS of $0.32 in the prior period. The decreases in revenue and earnings are attributable to the sale of approximately 36% of Koger's assets during fiscal 2001.
     Same-store net operating income for the second quarter 2002 increased 5.8% on a GAAP basis and 5.9% on a cash basis compared to the second quarter 2001. Occupancy on this same-store portfolio, which consists of 118 properties, decreased to 88.9% at June 30, 2002 from 90.8% at June 30, 2001. The majority of the occupancy decrease is attributable to economic softness in the Atlanta market.

     For the quarter total leasing activity was approximately 324,000. In addition, the weighted average net rental rate on new leases signed, excluding first generation space, was $12.25 per square foot. This represents a 2.4% increase from the $11.96 per square foot which was the average rental rate on expiring leases.
     "While we sold more than one third of our non-core assets in fiscal 2001, we are encouraged by our stronger than expected second quarter results, and are starting to experience a slight recovery in our southeastern office markets, due to modest absorption and a stabilizing job market," commented Thomas Crocker, Chief Executive Officer of Koger Equity. "Although we continue to believe that economic uncertainty is a reality that may affect results, we believe Koger's current asset portfolio is well positioned. More importantly, however, due to our balance sheet strength, the Company is poised to quickly take advantage of strategic opportunities when they come along."

Year-to-Date Results:

     For the six months ended June 30, 2002, FFO totaled $22.5 million on rental revenues of $62.5 million compared with FFO of $35.2 million on rental revenues of $83.2 million for the same period in 2001. EPS for the first six months of 2002 totaled $0.44 per diluted share compared to EPS of $0.65 in the first half of 2001.
     Same-store net operating income for the six months ended June 30, 2002, increased 6.1% on a GAAP basis and 6.3% on a cash basis compared to the six months ended June 30, 2001. For the first six months of 2002, total lease activity for the office portfolio reached 799,000 square feet. The weighted average net rental rate on leasing activity year-to-date was at $11.56 on new leases compared to $11.46 on expiring leases. Based on the current outlook, and Koger's results to date, the Company is reaffirming its fiscal 2002 diluted FFO per share guidance of $2.00. In addition, Koger expects to provide fiscal 2003 FFO per diluted share guidance prior to the end of the third quarter.
     However, some likely assumptions for fiscal 2003 include:

     o The termination of the management agreement for the assets sold to AP-Knight, LP. in fiscal 2001.

     o The State of Florida's decision to eliminate its Labor Department in Tallahassee.

     o    Insurance premium increases in the second half of fiscal 2002.

     In conjunction with the termination of the management agreement, the Company announced that Board of Director member John R S Jacobsson will resign. He is also a director of Apollo Real Estate Advisors, LP.
     Mr. Crocker concluded, "While we achieved positive comparable same store operating margins through the first six-months of fiscal 2002, we are still attempting to factor into our budgets for fiscal 2003 the uncertain leasing traffic throughout our portfolio, reduced management fee income, and unrealistic asset pricing that seems pervasive in this current market. That said, we continue to believe in the long-term viability of our strategy, which focuses on buying class A assets at the right price in the right markets and doing so without sacrificing our balance sheet strength. We believe that this strategy will succeed, however, our collective experience calls for a patient approach in this economy. That said, we believe Koger is well positioned to maximize total return for shareholders over time, particularly with our equity at current levels."

Forward Looking Statement

Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Conference Call Details:

     Company management will further discuss its 2002 second quarter results on a conference call scheduled for Tuesday, August 13, 2002 at 5:00 PM EDT. To participate in the call, please dial (800) 388-8975. Due to call volume, we suggest that participants dial in 15 minutes before the scheduled start of the call. A replay of the call will be available until August 20th at 11:59 p.m. ET. Please dial (800) 428-6051, password 255955. The conference call will also be broadcast live over the Internet at http://www.koger.com
     Koger Equity, Inc. owns and operates 121 office buildings, containing 7.71 million rentable square feet, located primarily in 12 suburban office parks in eight cities in the Southeastern United States.
     Additionally, the Second Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company's web site at http://www.koger.com.



  KOGER EQUITY, INC.
  CONSOLIDATED STATEMENTS OF OPERATIONS
  (In Thousands except per Share Data)
                                                                 For the                            For the
                                                            Three Months Ended                  Six Months Ended
                                                         6/30/02           6/30/01           6/30/02           6/30/01
                                                         -------           -------           -------           -------
Revenues
  Rental and other rental services                      $ 31,855          $ 41,628          $ 62,450          $ 83,219
  Management fees                                            963             1,362             1,751             2,456
  Interest                                                    87               195               232               442
  Other                                                       --                --                 2                81
                                                        --------          --------          --------          --------

     Total revenues                                       32,905            43,185            64,435            86,198
                                                        --------          --------          --------          --------

Expenses
  Property operations                                     11,928            15,766            22,388            31,158
  Depreciation and amortization                            6,731             8,816            13,252            17,537
  Mortgage and loan interest                               6,029             6,654            11,823            13,516
  General and administrative                               2,947             1,833             5,457             3,872
  Direct cost of management fees                             822               945             1,833             1,860
  Other                                                       49                59                82               111
                                                        --------          --------          --------          --------

     Total expenses                                       28,506            34,073            54,835            68,054
                                                        --------          --------          --------          --------

Income Before Loss on Sale or Disposition of
  Assets, Income Taxes and Minority Interest               4,399             9,112             9,600            18,144
Gain (loss) on sale or disposition of assets                  --                 3                 1                --
                                                        --------          --------          --------          --------
Income Before Income Taxes and Minority Interest           4,399             9,115             9,601            18,144
Income taxes                                                  62               152                93               192
                                                        --------          --------          --------          --------

Income Before Minority Interest                            4,337             8,963             9,508            17,952
Minority interest                                             --               250                20               614
                                                        --------          --------          --------          --------
Net Income                                              $  4,337          $  8,713          $  9,488          $ 17,338
                                                        ========          ========          ========          ========

Earnings Per Share:
   Basic                                                $   0.20          $   0.33          $   0.45          $   0.65
                                                        ========          ========          ========          ========
   Diluted                                              $   0.20          $   0.32          $   0.44          $   0.65
                                                        ========          ========          ========          ========
Weighted Average Shares:
   Basic                                                  21,255            26,807            21,241            26,816
                                                        ========          ========          ========          ========
   Diluted                                                21,469            26,869            21,408            26,876
                                                        ========          ========          ========          ========





  KOGER EQUITY, INC.
  FUNDS FROM OPERATIONS
  (In Thousands except per Share Data)
                                                                  For the                            For the
                                                             Three Months Ended                  Six Months Ended
                                                         6/30/02           6/30/01           6/30/02           6/30/01
                                                         -------           -------           -------           -------
Net income                                              $  4,337          $  8,713          $  9,488          $ 17,338
Depreciation - real estate                                 6,277             8,097            12,319            16,142
Amortization - deferred tenant costs                         338               552               702             1,061
Amortization - goodwill                                       --                43                --                85
Minority interest                                             --               250                20               614
Loss (gain) on sale or disposition:
   Operating properties                                       --                --                --                --
   Non-operating assets
                                                                         ---------         ---------
                                                              --               (3)               (1)                --
                                                        --------         ---------         ---------         ---------
Funds from operations                                   $ 10,952          $ 17,652          $ 22,528          $ 35,240
                                                        ========          ========          ========          ========
Weighted average shares/units outstanding - diluted       21,469            27,869            21,469            27,876
Funds from operations, per diluted share/unit             $ 0.51            $ 0.63            $ 1.05            $ 1.26





KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)                                                             June 30,                     December 31,
                                                                             2002                           2001
                                                                         ------------                  ------------
ASSETS
Real estate investments:
  Operating properties:
     Land                                                                  $  98,253                     $  91,919
     Buildings                                                               685,975                       568,285
     Furniture and equipment                                                   2,987                         3,082
     Accumulated depreciation                                              (136,010)                     (123,999)
                                                                         -----------                     ---------
         Operating properties, net                                           651,205                       539,287
  Undeveloped land held for investment                                        13,779                        13,779
  Undeveloped land held for sale, net of allowance                                76                            76
Cash and cash equivalents                                                     14,564                       113,370
Accounts receivable, net of allowance for uncollectible accounts
  of $1,284 and $1,114                                                         9,802                        11,574
Cost in excess of fair value of net assets acquired, net of
  accumulated amortization of $683 and $683                                      595                           595
Other assets                                                                  11,809                        11,904
                                                                          ----------                     ---------
     TOTAL ASSETS                                                           $701,830                      $690,585
                                                                          ==========                     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                                               $321,217                      $248,683
  Accounts payable                                                             1,837                         4,962
  Accrued real estate taxes payable                                            6,358                         1,007
  Other accrued liabilities                                                    8,903                         9,206
  Dividends payable                                                            7,452                        44,159
  Advance rents and security deposits                                          4,656                         5,103
                                                                           ---------                     ---------
     Total Liabilities                                                       350,423                       313,120
                                                                           ---------                     ---------

Minority interest                                                                 --                        22,923
                                                                           ---------                     ---------

Shareholders' equity:
  Common stock                                                                   298                           297
  Capital in excess of par value                                             471,974                       469,779
  Notes receivable from stock sales                                          (5,066)                       (5,066)
  Retained earnings                                                           15,784                        21,180
  Treasury stock, at cost                                                  (131,583)                     (131,648)
                                                                           ---------                     ---------
     Total Shareholders' Equity                                              351,407                       354,542
                                                                           ---------                     ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $701,830                      $690,585
                                                                           =========                     =========

                               Koger Equity, Inc.
                                  Supplemental
                                   Information
                                  June 30, 2002

                               Koger Equity, Inc.
                            Supplemental Information
                                Table of Contents
                                  June 30, 2002


                                     Schedule                Page

Consolidated Balance Sheets                                  2, 3

Consolidated Statement of Operations                         4, 5

Funds from Operations                                        6, 7

Net Operating Income                                         8, 9

Summary of Outstanding Debt                                   10

Operating Property Acquisitions                               11

Building Completions                                          12

Buildings Under Construction                                  13

Twenty-Five Largest Tenants                                   14

Regional Summary of MSAs                                      15

Occupancy Summary                                             16

Lease Distribution                                            17

Lease Expirations                                             18

Net Effective Rents                                           19

Same Suite Analysis                                           20



                     KOGER EQUITY, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS

Dollars in thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)   (Unaudited)                  (Unaudited)   (Unaudited)
                                                              6/30/02       3/31/02       12/31/01       9/30/01       6/30/01
                                                            ------------  ------------   ------------  ------------  -------------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                      $98,253      $110,084        $91,919      $140,448       $140,342
      Buildings                                                 685,975       670,895        568,285       831,406        827,844
      Furniture and equipment                                     2,987         2,933          3,082         3,228          3,208
      Accumulated depreciation                                 (136,010)     (129,617)      (123,999)     (180,983)      (172,473)
                                                            ------------  ------------   ------------  ------------  -------------
        Operating properties - net                              651,205       654,295        539,287       794,099        798,921
    Properties under construction:
      Land                                                            0             0              0             0              0
      Buildings                                                       0             0              0             0            351
    Undeveloped land held for investment                         13,779        13,779         13,779        13,899         13,899
    Undeveloped land held for sale                                   76            76             76            76             76
Cash and temporary investments                                   14,564        16,461        113,370         9,140          8,537
Accounts receivable, net                                          9,802        10,441         11,574        12,338         13,240
Cost in excess of fair value of net assets acquired, net            595           595            595         1,232          1,275
Other assets                                                     11,809        11,722         11,904        13,997         13,142
                                                            ------------  ------------   ------------  ------------  -------------
TOTAL ASSETS                                                   $701,830      $707,369       $690,585      $844,781       $849,441
                                                            ============  ============   ============  ============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loan payable                                 $321,217      $327,415       $248,683      $337,879       $342,004
    Accounts payable                                              1,837         2,046          4,962         3,090          2,771
    Accrued real estate taxes payable                             6,358         3,273          1,007         9,491          8,234
    Accrued liabilities - other                                   8,903         8,607          9,206         8,969          9,417
    Dividends payable                                             7,452         7,433         44,159         9,381          9,385
    Advance rents and security deposits                           4,656         4,876          5,103         6,489          6,967
                                                            ------------  ------------   ------------  ------------  -------------
      Total Liabilities                                         350,423       353,650        313,120       375,299        378,778
                                                            ------------  ------------   ------------  ------------  -------------

Minority interest                                                     0             0         22,923        23,132         23,124
                                                            ------------  ------------   ------------  ------------  -------------

Shareholders' Equity:
    Common stock                                                    298           298            297           296            296
    Capital in excess of par value                              471,974       471,205        469,779       469,010        468,715
    Notes receivable from stock sales                            (5,066)       (5,066)        (5,066)       (5,066)        (5,457)
    Retained earnings                                            15,784        18,898         21,180        17,460         18,836
    Treasury stock, at cost                                    (131,583)     (131,616)      (131,648)      (35,350)       (34,851)
                                                            ------------  ------------   ------------  ------------  -------------
      Total Shareholders' Equity                                351,407       353,719        354,542       446,350        447,539
                                                            ------------  ------------   ------------  ------------  -------------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY                    $701,830      $707,369       $690,585      $844,781       $849,441
                                                            ============  ============   ============  ============  =============





                                                 KOGER EQUITY, INC. AND SUBSIDIARIES
                                                      CONSOLIDATED BALANCE SHEETS

Dollars in thousands
--------------------------------------------------------------------------------------------------------------------------------

                                                 12/31/01         12/31/00        12/31/99         12/31/98         12/31/97
                                              ---------------  ---------------  --------------   --------------   --------------
ASSETS
Real Estate Investments:
    Operating properties:
       Land                                          $91,919         $138,214        $140,061         $137,047         $111,697
       Buildings                                     568,285          805,935         784,769          731,558          567,332
       Furniture and equipment                         3,082            2,631           2,693            3,578            2,220
       Accumulated depreciation                     (123,999)        (155,817)       (137,452)        (129,682)        (104,700)
                                              ---------------  ---------------  --------------   --------------   --------------
         Operating properties - net                  539,287          790,963         790,071          742,501          576,549
    Properties under construction:
       Land                                                0            2,128           8,347           11,318            8,978
       Buildings                                           0           12,023          41,912           31,562           18,608
    Undeveloped land held for investment              13,779           13,899          16,034           19,272           13,249
    Undeveloped land held for sale                        76               76           1,103            1,263            1,512
Cash and temporary investments                       113,370            1,615               0            4,827           16,955
Accounts receivable, net                              11,574           13,232          10,512            6,158            5,646
Investment in Koger Realty Services, Inc.                  0            2,533           2,319            1,661              472
Cost in excess of fair value of net
 assets acquired, net                                    595            1,360           1,530            1,700            1,870
Other assets                                          11,904           13,193          13,911           14,733           12,258
                                              ---------------  ---------------  --------------   --------------   --------------
TOTAL ASSETS                                        $690,585         $851,022        $885,739         $834,995         $656,097
                                              ===============  ===============  ==============   ==============   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loans payable                     $248,683         $343,287        $351,528         $307,903         $181,963
    Accounts payable                                   4,962            4,961          12,716           12,139            8,802
    Accrued real estate taxes payable                  1,007            4,175           1,383            4,407            3,294
    Accrued liabilities - other                        9,206           10,562          13,162            9,288            6,623
    Dividends payable                                 44,159            9,392           9,370            7,971            6,352
    Advance rents and security deposits                5,103            7,014           6,570            5,432            4,801
                                              ---------------  ---------------  --------------   --------------   --------------
       Total Liabilities                             313,120          379,391         394,729          347,140          211,835
                                              ---------------  ---------------  --------------   --------------   --------------

Minority interest                                     22,923           23,138          23,184           23,092                0
                                              ---------------  ---------------  --------------   --------------   --------------

Shareholders' Equity:
    Common stock                                         297              296             288              286              284
    Capital in excess of par value                   469,779          468,277         457,945          454,988          441,451
    Notes receivable from stock sales                 (5,066)          (6,250)              0                0                0
    Retained earnings                                 21,180           20,261          30,546           30,020           30,947
    Treasury stock, at cost                         (131,648)         (34,091)        (20,953)         (20,531)         (28,420)
                                              ---------------  ---------------  --------------   --------------   --------------
       Total Shareholders' Equity                    354,542          448,493         467,826          464,763          444,262
                                              ---------------  ---------------  --------------   --------------   --------------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY         $690,585         $851,022        $885,739         $834,995         $656,097
                                              ===============  ===============  ==============   ==============   ==============







                                             KOGER EQUITY, INC. AND SUBSIDIARIES
                                             CONSOLIDATED STATEMENT OF OPERATIONS
                                                        (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------
                                                                            Three Months Ended
                                              -------------------------------------------------------------------------------
                                                 6/30/02         3/31/02         12/31/01         9/30/01         6/30/01
                                              --------------  --------------   -------------   --------------   -------------
REVENUES
    Rental and other rental services               $ 31,855        $ 30,596        $ 40,161         $ 42,243        $ 41,628
    Management fees                                     963             787             550            1,074           1,362
    Interest                                             87             145             180              154             195
    Other                                                 0               3               0                0               0
                                              --------------  --------------   -------------   --------------   -------------
        Total revenues                               32,905          31,531          40,891           43,471          43,185
                                              --------------  --------------   -------------   --------------   -------------

EXPENSES
    Property operations                              11,928          10,459          14,859           15,591          15,766
    Depreciation and amortization                     6,731           6,522           7,945            9,617           8,816
    Mortgage and loan interest                        6,029           5,795           6,053            6,543           6,654
    General and administrative                        2,947           2,510           2,264            2,276           1,833
    Direct cost of management fees                      822           1,010             720              798             945
    Other                                                49              33              18               60              59
                                              --------------  --------------   -------------   --------------   -------------
        Total expenses                               28,506          26,329          31,859           34,885          34,073
                                              --------------  --------------   -------------   --------------   -------------

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                          4,399           5,202           9,032            8,586           9,112
Gain (loss) on sale or disposition of assets              0               1          39,189                0               3
                                              --------------  --------------   -------------   --------------   -------------
INCOME BEFORE INCOME TAXES                            4,399           5,203          48,221            8,586           9,115
Income taxes                                             62              32             235              257             152
                                              --------------  --------------   -------------   --------------   -------------
INCOME BEFORE MINORITY INTEREST                       4,337           5,171          47,986            8,329           8,963
Minority interest                                         0              20             107              323             250
                                              --------------  --------------   -------------   --------------   -------------
NET INCOME                                          $ 4,337         $ 5,151        $ 47,879          $ 8,006         $ 8,713
                                              ==============  ==============   =============   ==============   =============
EARNINGS PER SHARE - Diluted                         $ 0.20          $ 0.24          $ 1.86           $ 0.30          $ 0.32
                                              ==============  ==============   =============   ==============   =============
WEIGHTED AVERAGE SHARES - Diluted                    21,469          21,283          25,785           26,912          26,869
                                              ==============  ==============   =============   ==============   =============

OPERATING MARGIN                                      62.6%           65.8%           63.0%            63.1%           62.1%
                                              ==============  ==============   =============   ==============   =============




                   KOGER EQUITY, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF OPERATIONS
                               (Unaudited)

In thousands, except per share data
------------------------------------------------------------------------------------------------------------------------------------
                                                    2001              2000              1999              1998              1997
                                            ----------------  ----------------  ----------------  ----------------  ----------------

REVENUES
    Rental and other rental services               $165,623          $164,733          $156,153          $133,663          $109,501
    Management fees                                   4,080             1,793             2,384             2,277             2,637
    Interest                                            776               703               457               446             1,274
    Income from Koger Realty Services, Inc.              81               645             1,099             1,696               577
                                            ----------------  ----------------  ----------------  ----------------  ----------------
       Total revenues                               170,560           167,874           160,093           138,082           113,989
                                            ----------------  ----------------  ----------------  ----------------  ----------------

EXPENSES
    Property operations                              61,608            61,868            60,582            53,719            44,453
    Depreciation and amortization                    35,099            35,133            32,314            28,381            24,073
    Mortgage and loan interest                       26,112            27,268            21,893            16,616            16,517
    General and administrative                        8,412            20,217             8,633             6,953             6,374
    Direct cost of management fees                    3,378               898             1,432             1,368             1,896
    Other                                               189               217             1,143               383               413
    Recovery of loss on land held for sale                0                 0                 0                 0              (379)
                                            ----------------  ----------------  ----------------  ----------------  ----------------
       Total expenses                               134,798           145,601           125,997           107,420            93,347
                                            ----------------  ----------------  ----------------  ----------------  ----------------

INCOME BEFORE GAIN ON SALE
    OR DISPOSITION OF ASSETS                         35,762            22,273            34,096            30,662            20,642
Gain on sale or disposition of assets                39,189             6,015             3,851                35             1,955
                                            ----------------  ----------------  ----------------  ----------------  ----------------
INCOME BEFORE INCOME TAXES                           74,951            28,288            37,947            30,697            22,597
Income taxes                                            684               (21)              187               956               935
                                            ----------------  ----------------  ----------------  ----------------  ----------------
INCOME BEFORE MINORITY INTEREST                      74,267            28,309            37,760            29,741            21,662
Minority interest                                     1,044             1,156             1,174               139                 0
                                            ----------------  ----------------  ----------------  ----------------  ----------------
INCOME BEFORE EXTRAORDINARY ITEM                     73,223            27,153            36,586            29,602            21,662
Extraordinary loss on early
 retirement of debt                                       0                 0                 0                 0               458
                                            ----------------  ----------------  ----------------  ----------------  ----------------
NET INCOME                                          $73,223           $27,153           $36,586           $29,602           $21,204
                                            ================  ================  ================  ================  ================
EARNINGS PER SHARE - Diluted                         $ 2.75            $ 1.01            $ 1.35            $ 1.10            $ 0.94
                                            ================  ================  ================  ================  ================
WEIGHTED AVERAGE SHARES - Diluted                    26,610            26,962            27,019            26,901            22,495
                                            ================  ================  ================  ================  ================

OPERATING MARGIN                                      62.8%             62.4%             61.2%             59.8%             59.4%
                                            ================  ================  ================  ================  ================




                        KOGER EQUITY, INC. AND SUBSIDIARIES
                               FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended
                                                 ----------------------------------------------------------------------------------
                                                    6/30/02         3/31/02           12/31/01          9/30/01         6/30/01
                                                 --------------   -------------     --------------   --------------  --------------
Funds from Operations:
    Net income                                         $ 4,337         $ 5,151           $ 47,879          $ 8,006         $ 8,713
    Depreciation - real estate                           6,277           6,042              7,270            8,849           8,097
    Amortization - deferred tenant costs                   338             364                514              597             552
    Amortization - goodwill                                  0               0                 42               43              43
    Minority interest                                        0              20                107              323             250
    Loss (gain) on sale of operating properties              0              (1)           (39,189)               0               0
    Loss (gain) on sale of non-operating assets              0               0                  0                0              (3)
                                                 --------------   -------------     --------------   --------------  --------------
      Funds from Operations                             10,952          11,576             16,623           17,818          17,652

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                (534)           (460)              (338)            (374)           (491)
    Amortization of deferred financing costs               299             289                228              227             227
    Building improvements                               (1,285)           (965)            (1,032)            (867)           (876)
    2nd generation tenant improvements                  (1,070)           (906)            (1,625)          (1,748)         (1,725)
    2nd generation leasing commissions                    (479)            (88)              (614)            (278)           (310)
                                                 --------------   -------------     --------------   --------------  --------------
      Cash Available for Distribution                  $ 7,883         $ 9,446           $ 13,242         $ 14,778        $ 14,477
                                                 ==============   =============     ==============   ==============  ==============

Weighted average common shares/units
    outstanding - diluted                               21,469          21,350             26,785           27,912          27,869
                                                 ==============   =============     ==============   ==============  ==============

Per share/unit - diluted:
    Funds from operations                               $ 0.51          $ 0.54             $ 0.62           $ 0.64          $ 0.63
                                                 ==============   =============     ==============   ==============  ==============
    Cash available for distribution                     $ 0.37          $ 0.44             $ 0.49           $ 0.53          $ 0.52
                                                 ==============   =============     ==============   ==============  ==============
Dividends paid                                          $ 0.35          $ 2.09 (a)         $ 0.35           $ 0.35          $ 0.35
                                                 ==============   =============     ==============   ==============  ==============

Dividend payout ratio:
    Funds from operations                                68.6%           64.8%              56.5%            54.7%           55.6%
                                                 ==============   =============     ==============   ==============  ==============
    Cash available for distribution                      95.3%           79.5%              71.4%            66.0%           67.3%
                                                 ==============   =============     ==============   ==============  ==============


(a)  Amount includes a special dividend of $1.74 per share paid in January 2002.




                            KOGER EQUITY, INC. AND SUBSIDIARIES
                                 FUNDS FROM OPERATIONS
                                      (Unaudited)

In thousands, except per share data
---------------------------------------------------------------------------------------------------------------------------------
                                                         2001            2000             1999            1998             1997
                                                 --------------  --------------   --------------  --------------   --------------
Funds from Operations:
    Net income                                         $73,223         $27,153          $36,586         $29,602          $21,204
    Depreciation - real estate                          32,261          31,720           28,800          25,146           21,795
    Amortization - deferred tenant costs                 2,172           1,923            2,132           1,464            1,031
    Amortization - goodwill                                170             170              170             170              170
    Minority interest                                    1,044           1,156            1,174             139                0
    Gain on sale of operating properties               (39,189)         (5,963)          (3,846)              0                0
    Gain on sale of non-operating assets                     0             (52)              (5)            (35)          (1,955)
    Recovery of loss on land held for sale                   0               0                0               0             (379)
    Loss on early retirement of debt                         0               0                0               0              458
                                                 --------------  --------------   --------------  --------------   --------------
      Funds from Operations                             69,681          56,107           65,011          56,486           42,324

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents              (1,470)         (1,897)          (1,764)         (1,335)            (454)
    Amortization of deferred financing costs               908             888              836           1,069              637
    Building improvements                               (3,049)         (2,804)          (3,741)         (2,883)          (2,618)
    2nd generation tenant improvements                  (6,604)         (8,362)         (13,204)        (11,057)          (7,513)
    2nd generation leasing commissions                  (1,389)         (1,712)          (1,736)         (1,649)          (1,902)
                                                 --------------  --------------   --------------  --------------   --------------
      Cash Available for Distribution                  $58,077         $42,220          $45,402         $40,631          $30,474
                                                 ==============  ==============   ==============  ==============   ==============

Weighted average common shares/units
    outstanding - diluted                               27,610          27,962           28,019          27,093           22,495
                                                 ==============  ==============   ==============  ==============   ==============

Per share/unit - diluted:
    Funds from operations                               $ 2.52          $ 2.01           $ 2.32          $ 2.08           $ 1.88
                                                 ==============  ==============   ==============  ==============   ==============
    Cash available for distribution                     $ 2.10          $ 1.51           $ 1.62          $ 1.50           $ 1.35
                                                 ==============  ==============   ==============  ==============   ==============
Dividends paid                                          $ 1.40          $ 1.40           $ 1.30          $ 1.10           $ 0.35
                                                 ==============  ==============   ==============  ==============   ==============

Dividend payout ratio:
    Funds from operations                                55.6%           69.7%            56.0%           52.9%            18.6%
                                                 ==============  ==============   ==============  ==============   ==============
    Cash available for distribution                      66.7%           92.7%            80.2%           73.3%            25.9%
                                                 ==============  ==============   ==============  ==============   ==============





                           KOGER EQUITY, INC. AND SUBSIDIARIES
                                NET OPERATING INCOME
                                           2002

                                                                                             Year           Year
                                             Three Months Ended                             To Date       To Date
                            -------------------------------------------------------------
                              3/31/02       6/30/02         9/30/02         12/31/02        6/30/02        6/30/01       Change
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
                              $(000)         $(000)         $(000)           $(000)          $(000)        $(000)        $(000)
Same Store Sales:
     Revenues                    27,580         27,619                                          55,199        54,150         1,049
     Expenses                     9,178          9,657                                          18,835        19,868        (1,033)
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
     Net Operating Income        18,402         17,962                                          36,364        34,282         2,082
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------

2001 and 2002 Acquisitions:
     Revenues                     2,206          3,305                                           5,511             0         5,511
     Expenses                     1,011          1,665                                           2,676             0         2,676
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
     Net Operating Income         1,195          1,640                                           2,835             0         2,835
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------

Building Completions (1):
     Revenues                       782            823                                           1,605           666           939
     Expenses                       236            266                                             502           270           232
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
     Net Operating Income           546            557                                           1,103           396           707
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------

2001 Property Sales:
     Revenues                        27            108                                             135        28,403       (28,268)
     Expenses                        33            340                                             373        11,020       (10,647)
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
     Net Operating Income            (6)          (232)                                           (238)       17,383       (17,621)
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------

Total Company:
     Revenues                    30,595         31,855                                          62,450        83,219       (20,769)
     Expenses                    10,458         11,928                                          22,386        31,158        (8,772)
                            ------------  -------------  --------------  ---------------- -------------  ------------  ------------
     Net Operating Income        20,137         19,927                                          40,064        52,061       (11,997)
                            ============  =============  ==============  ================ =============  ============  ============

(1) Includes buildings completed after 12/31/00.





                                                KOGER EQUITY, INC. AND SUBSIDIARIES
                                                       NET OPERATING INCOME
                                                              2001

                                                                                                                 Year
                                                          Three Months Ended                                    To Date
                                    ----------------------------------------------------------------------
                                       3/31/01          6/30/01           9/30/01            12/31/01          12/31/01
                                    --------------   ---------------   ---------------   -----------------   --------------
                                       $(000)            $(000)            $(000)             $(000)            $(000)
Same Store Sales:
     Revenues                              27,140            27,010            27,543              27,367          109,060
     Expenses                               9,833            10,035             9,993               9,872           39,733
                                    --------------   ---------------   ---------------   -----------------   --------------
     Net Operating Income                  17,307            16,975            17,550              17,495           69,327
                                    --------------   ---------------   ---------------   -----------------   --------------

2001 Acquisitions:
     Revenues                                   0                 0                 0                   0                0
     Expenses                                   0                 0                 0                   0                0
                                    --------------   ---------------   ---------------   -----------------   --------------
     Net Operating Income                       0                 0                 0                   0                0
                                    --------------   ---------------   ---------------   -----------------   --------------

Building Completions (1):
     Revenues                                 171               495               742                 731            2,139
     Expenses                                  88               182               248                  67              585
                                    --------------   ---------------   ---------------   -----------------   --------------
     Net Operating Income                      83               313               494                 664            1,554
                                    --------------   ---------------   ---------------   -----------------   --------------

2001 Property Sales:
     Revenues                              14,280            14,123            13,958              12,063           54,424
     Expenses                               5,471             5,549             5,350               4,920           21,290
                                    --------------   ---------------   ---------------   -----------------   --------------
     Net Operating Income                   8,809             8,574             8,608               7,143           33,134
                                    --------------   ---------------   ---------------   -----------------   --------------

Total Company:
     Revenues                              41,591            41,628            42,243              40,161          165,623
     Expenses                              15,392            15,766            15,591              14,859           61,608
                                    --------------   ---------------   ---------------   -----------------   --------------
     Net Operating Income                  26,199            25,862            26,652              25,302          104,015
                                    ==============   ===============   ===============   =================   ==============

(1) Includes buildings completed after 12/31/00.




                                                 KOGER EQUITY, INC. AND SUBSIDIARIES
                                                     SUMMARY OF OUTSTANDING DEBT
                                                          AS OF JUNE 30, 2002

                                              Average                             Monthly
                                              Interest                              Debt               Outstanding Balance
                                                                                                 ---------------------------------
                                                                                                 ---------------------------------
                        Description             Rate            Maturity          Service           6/30/02           12/31/01
----------------------------------------------------------  -----------------  ---------------   ---------------   ---------------
                                                                                   $(000)            $(000)            $(000)
Fixed Rate:
    Northwestern Mutual - Tranche A            8.19%            01/02/07                  789            92,352            93,292
    Northwestern Mutual - Tranche B            8.33%            01/02/09                  710            82,177            83,006
    Northwestern Mutual - Tranche C            7.10%            01/02/07                  105            14,072            14,200
    Northwestern Mutual - Tranche D            7.10%            01/02/09                  216            29,005            29,270
    New York Life                              8.00%            12/10/02                   68             7,813             7,903
    Allstate Life                              8.20%            12/01/06                  165            19,271            19,468

                                                                               ---------------   ---------------   ---------------
       Total Fixed Rate Debt                   8.04%                                    2,053           244,690           247,139
                                                                               ---------------   ---------------   ---------------

Variable Rate:
    GE Capital                                 7.88%            06/30/21                   13             1,527             1,544
    Secured Revolving Credit Facility -
       $125 Million                            3.74%           12/27/2004                 234            75,000                 0

                                                                               ---------------   ---------------   ---------------
        Total Variable Rate Debt               3.82%                                      247            76,527             1,544
                                                                               ---------------   ---------------   ---------------

       Total Debt                              7.04%                                    2,300           321,217           248,683
                                                                               ===============   ===============   ===============

Market Capitalization:
    Total Debt                                                                                          321,217           248,683
    Common Stock                                                                                        410,899           360,696
                                                                                                 ---------------   ---------------

       Total Market Capitalization                                                                      732,116           609,379
                                                                                                 ===============   ===============

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Amount
                                                                                                 ---------------
                                                                                                     $(000)
Schedule of Mortgage Maturities by Year (1):
    2002                                                                                                 10,236
    2003                                                                                                  5,200
    2004                                                                                                  5,629
    2005                                                                                                  6,110
    2006                                                                                                 23,704
    Thereafter                                                                                          195,338
                                                                                                 ---------------
                                                                                                 ---------------
       Total                                                                                            246,217
                                                                                                 ===============
                                                                                                 ===============

(1) Does not include Secured Revolving Credit Facility.





                                                 KOGER EQUITY, INC. AND SUBSIDIARIES
                                                  OPERATING PROPERTY ACQUISITIONS
                                                     1999, 2000, 2001 AND 2002

                                                                                                                     Percent
                                                          Square              Date               Purchase             Leased
            Property               Location                Feet            Purchased             Price (1)            3/31/02
-----------------------  ---------------------------- ---------------   -----------------   --------------------  ----------------
1999

Charlotte University     Charlotte, NC                       190,600        11/01/99               $ 23,100,000               96%
Orlando Lake Mary        Orlando, FL                         318,000        11/01/99                 41,000,000               97%
                                                      ---------------                       --------------------
                                                             508,600                               $ 64,100,000               97%
                                                      ===============                       ====================  ================

2000
None

2001
None

2002
Three Ravinia            Atlanta, GA                     845,000            01/31/02               $125,000,000               57%



(1) Purchase price consists of the contract price only and does not include closing costs.




                                                    KOGER EQUITY, INC. AND SUBSIDIARIES
                                                            BUILDING COMPLETIONS
                                                         1999, 2000, 2001 and 2002

                                                                                                                       Percent
                                                                   Square            Month                              Leased
             Property                        Location               Feet           Completed       Total Cost (1)       3/31/02
-------------------------------- ----------------------------- ---------------  ---------------- ------------------- --------------
1999

Glenridge Building               Orlando, FL                           75,800       01/1999             $ 6,251,000           100%
Wingate Building (3)             Greensboro, NC                        98,300       01/1999               7,143,000             NA
Chisholm Building (3)            San Antonio, TX                      141,500       02/1999               9,888,000             NA
Coventry III Building (2)        El Paso, TX                           21,900       07/1999               2,001,000             NA
Carlton Building                 Jacksonville, FL                     112,000       09/1999              10,849,000           100%
Landstar Building                Jacksonville, FL                     180,900       12/1999              16,057,000           100%
                                                               ---------------                   -------------------
                                                                      630,400                           $52,189,000           100%
                                                               ===============                   =================== ==============

2000
3500 Building (3)                Birmingham, AL                       144,900       01/2000             $13,272,000             NA
Columbia Building                Atlanta, GA                           90,200       01/2000               9,384,000           100%
Stuart Building                  Memphis, TN                           83,700       01/2000               7,551,000            90%
Dover Building                   Orlando, FL                           67,400       05/2000               5,867,000           100%
Duluth Building                  Atlanta, GA                          103,200       05/2000              10,098,000            86%
Pasco Building                   St. Petersburg, FL                    89,800       05/2000               7,662,000            82%
                                                               ---------------                   -------------------
                                                                      579,200                           $53,834,000            91%
                                                               ===============                   =================== ==============

2001
Collier Building                 Jacksonville, FL                     113,500       02/2001             $10,575,000           100%
Rosemont Building                Orlando, FL                           67,400       06/2001               5,859,000            88%
                                                               ---------------                   -------------------
                                                                      180,900                           $16,434,000            96%
                                                               ===============                   =================== ==============

2002
None.


(1) Includes land and building construction costs. Does not include tenant improvement costs.

(2)  The El Paso Center was sold on August 11, 2000.

(3)  These buildings were sold on December 12, 2001.




                                        KOGER EQUITY, INC. AND SUBSIDIARIES
                                          BUILDINGS UNDER CONSTRUCTION
                                                  JUNE 30, 2002


                                                             Square           Expected           Projected          Pre-Leasing
            Property                  Location                Feet           Completion           Cost (1)            to Date
--------------------------  -------------------------   --------------  -----------------  -------------------  -----------------

None.


                                                        --------------                     -------------------
                                                                    -                                     $ -
                                                        ==============                     ===================  =================

(1) Includes land and building construction costs. Does not include tenant improvement costs.




                                                KOGER EQUITY, INC. AND SUBSIDIARIES
                                                     TWENTY-FIVE LARGEST TENANTS
                                                   BASED ON ANNUALIZED GROSS RENTS
                                                          AS OF JUNE 30, 2002


                                                                                     Remaining          Annualized
                                      Number         Leased           Term            Percent             Gross           Percent
               Tenant (a)           of Leases     Square Feet       (Months)         of Leased             Rent (b)        of Rent
------------------------------  --------------- ---------------  ---------------  --------------  ------------------  --------------
U S Government                              44         910,483               94           13.7%         $16,480,845           13.6%
State of Florida                            47         760,242               33           11.4%          14,036,851           11.6%
Blue Cross Blue Shield                      11         565,925               28            8.5%           9,275,002            7.7%
Six Continents Hotels                        1         348,702               81            5.2%           9,118,531            7.5%
Landstar Systems Holding, Inc.               1         176,000              149            2.6%           2,633,842            2.2%
CitiFinancial                                1         159,827               62            2.4%           2,402,923            2.0%
Siemens                                      5         114,028                9            1.7%           1,939,282            1.6%
Zurich Insurance Company                     2          97,913               55            1.5%           1,858,389            1.5%
General Electric                             3          89,163                7            1.3%           1,818,373            1.5%
Hanover Insurance                            1          89,500                6            1.3%           1,815,992            1.5%
Hoechst Celanese Corp.                       1          92,376               12            1.4%           1,667,620            1.4%
Ford Motor Company                           4          63,271               47            0.9%           1,380,962            1.1%
Homeside Lending, Inc.                       1          69,020               16            1.0%           1,163,528            1.0%
ACS State Healthcare, LLC                    1          52,486               80            0.8%           1,156,791            1.0%
Dynamic Healthcare Tech Inc.                 1          53,761               32            0.8%           1,094,419            0.9%
BellSouth                                    4          66,526               43            1.0%             980,802            0.8%
Moody's Investor Services                    1          58,072                2            0.9%             928,457            0.8%
Sara Lee Corp.                               1          51,188               36            0.8%             895,790            0.7%
Enovia Corporation                           1          44,095               26            0.7%             826,279            0.7%
Best Software, Inc.                          1          47,110               78            0.7%             793,803            0.7%
Check Solutions Company                      1          40,307               79            0.6%             735,396            0.6%
Navision Software US, Inc.                   1          37,783               62            0.6%             728,947            0.6%
Sungard Trust Systems Inc.                   2          43,569               48            0.7%             699,676            0.6%
Peerless Insurance Co.                       1          36,306               41            0.5%             694,270            0.6%
HireCheck Inc.                               1          30,226               68            0.5%             663,624            0.5%

                                --------------- ---------------                                   ------------------
  Total                                    138       4,097,879                            61.5%         $75,790,394           62.5%
                                =============== ===============                   ==============  ==================  ==============
  Weighted Average                                                           58
                                                                 ===============




(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2002 multiplied by 12.





                                         KOGER EQUITY, INC. AND SUBSIDIARIES
                                               REGIONAL SUMMARY OF MSAs
                                                  AS OF JUNE 30, 2002



                                                  # of        Age                              % Square            %
              MSA                    State        Bldgs      (yrs)            Square Feet        Feet           NOI (a)
-------------------------------- -------------- ----------  ---------  ------------------- ----------------- --------------

Atlanta                               GA               26         15            2,358,838             30.6%          31.2%
Orlando                               FL               28         18            1,299,971             16.9%          18.1%
Jacksonville                          FL               11          8            1,166,563             15.1%          15.9%
Tallahassee                           FL               19         20              833,916             10.8%           9.6%
Charlotte                             NC               15         15              708,878              9.2%           8.7%
St. Petersburg                        FL               15         19              669,248              8.7%           7.5%
Memphis                               TN                6          9              528,114              6.8%           6.4%
Richmond                              VA                1         16              145,008              1.9%           2.6%

                                                ----------             ------------------- ----------------- --------------
   Total                                              121         15            7,710,536            100.0%         100.0%
                                                ==========  =========  =================== ================= ==============



(a) Based on net operating income for the second quarter of 2002.




                                                 KOGER EQUITY, INC. AND SUBSIDIARIES
                                                          OCCUPANCY SUMMARY
                                                          AS OF JUNE 30, 2002



                        Square Footage                                                      Percentage
               --------------------------------------------------------------- -----------------------------------------------------
                Occupied      Leased, Not OccupiedVacant           Total          Occupied    Leased, Not OccuVacant        Total
               -------------- -------------------------------  --------------- ----------------------------------------- -----------

Atlanta            1,871,277          40,079         447,482        2,358,838      79.3%          1.7%            19.0%     100.0%
Orlando            1,215,820           6,548          77,603        1,299,971      93.5%          0.5%             6.0%     100.0%
Jacksonville       1,151,758           6,098           8,707        1,166,563      98.7%          0.5%             0.7%     100.0%
Tallahassee          651,426               0         182,490          833,916      78.1%          0.0%            21.9%     100.0%
Charlotte            606,586           1,130         101,162          708,878      85.6%          0.2%            14.3%     100.0%
St. Petersburg       575,697           7,210          86,341          669,248      86.0%          1.1%            12.9%     100.0%
Memphis              443,745              66          84,303          528,114      84.0%          0.0%            16.0%     100.0%
Richmond             145,008               0               0          145,008     100.0%          0.0%             0.0%     100.0%

               -------------- --------------- ---------------  ---------------
  Total            6,661,317          61,131         988,088        7,710,536      86.4%          0.8%            12.8%     100.0%
               ============== =============== ===============  =============== ============== ============= ============ ===========





                                                   KOGER EQUITY, INC. AND SUBSIDIARIES
                                                          LEASE DISTRIBUTION
                                                          AS OF JUNE 30, 2002



                                                    Tenant
                                                   Occupied       Percent     Annualized      Average     Percent
                      Number of    Percent of       Square      of Square       Gross       Annualized    of Total    Remaining
          Category    Leases (1)     Leases         Feet (2)       Feet         Rent (3)      Rent PSF     Rents         Term
------------------- ------------- ----------- --------------- ----------- ---------------- ------------- ------------ ------------

2,500 or Less                426       51.0%         521,688        7.9%       $9,206,510        $17.65         7.5%      22
2,501 - 5,000                181       21.7%         647,190        9.8%       11,892,083         18.37         9.7%      27
5,001 - 7,500                 63        7.5%         388,744        5.9%        7,146,484         18.38         5.9%      26
7,501 - 10,000                34        4.1%         301,154        4.5%        5,627,156         18.69         4.6%      25
10,001 - 20,000               55        6.6%         763,217       11.5%       14,361,788         18.82        11.8%      35
20,001 - 40,000               41        4.9%       1,211,318       18.3%       21,411,772         17.68        17.5%      58
40,001 - 60,000               18        2.2%         896,741       13.5%       16,772,960         18.70        13.7%      51
60,001 - 100,000              13        1.6%       1,044,622       15.8%       19,390,402         18.56        15.9%      45
100,001 or Greater             4        0.5%         844,537       12.8%       16,339,404         19.35        13.4%      83

                    ------------- ----------- --------------- ----------- ----------------               ------------
 Total / Weighted
  Average                    835      100.0%       6,619,211      100.0%     $122,148,559        $18.45       100.0%      46
                    ============= =========== =============== =========== ================ ============= ============ ============


                                                                                             Square Feet      % of Total
                                                                                          ----------------  -------------
                                Square footage occupied by tenants                              6,619,211          85.8%
                                Square footage attributable to vending/antenna                      1,630           0.0%
                                Square footage occupied by owner/building use                      40,476           0.5%
                                                                                          ----------------  -------------
                                Total Occupied Square Footage                                   6,661,317          86.4%
                                                                                          ----------------  -------------
                                Leased square footage                                              61,131           0.8%
                                Vacant square footage                                             988,088          12.8%
                                                                                          ----------------  -------------
                                Total Net Rentable Square Footage                               7,710,536         100.0%
                                                                                          ================  =============

(1) Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2002 multiplied by 12.





                                        KOGER EQUITY, INC. AND SUBSIDIARIES
                                                  LEASE EXPIRATIONS
                                                 AS OF JUNE 30, 2002


      City               Item             2002        2003         2004        2005        2006         2007
----------------- -------------------- -----------  ----------  ----------- -----------  ----------  -----------

Atlanta           Square Feet (1)         162,092     104,237      103,240     191,085      72,213      152,249
                  % Square Feet (2)         6.89%       4.43%        4.39%       8.12%       3.07%        6.47%
                  Annualized Rent (3)   2,936,751   2,078,920    2,145,668   3,664,194   1,283,907    3,179,579
                  Number of Leases (4)         27          41           38          30          22           11
                  Rent PSF                 $18.12      $19.94       $20.78      $19.18      $17.78       $20.88

Orlando           Square Feet (1)         246,211     298,395      243,022     157,020      87,119       63,600
                  % Square Feet (2)        18.93%      22.94%       18.69%      12.07%       6.70%        4.89%
                  Annualized Rent (3)   4,329,120   5,248,333    4,574,794   2,908,842   1,681,897      973,109
                  Number of Leases (4)         33          64           60          32          15            7
                  Rent PSF                 $17.58      $17.59       $18.82      $18.53      $19.31       $15.30

Jacksonville      Square Feet (1)           7,504     323,548       92,737     168,926      79,821      267,516
                  % Square Feet (2)         0.64%      27.74%        7.95%      14.48%       6.84%       22.93%
                  Annualized Rent (3)     142,183   5,240,318    1,732,698   2,354,241   1,495,558    4,437,524
                  Number of Leases (4)          4          14            7           5           3            4
                  Rent PSF                 $18.95      $16.20       $18.68      $13.94      $18.74       $16.59

Tallahassee       Square Feet (1)         142,730      94,844       66,031       5,763     174,487       85,638
                  % Square Feet (2)        17.13%      11.38%        7.92%       0.69%      20.94%       10.28%
                  Annualized Rent (3)   2,601,586   1,844,976    1,116,982      99,342   3,739,257    1,498,665
                  Number of Leases (4)         31          27            9           4           5            1
                  Rent PSF                 $18.23      $19.45       $16.92      $17.24      $21.43       $17.50

Charlotte         Square Feet (1)         116,499     210,766      119,771      38,554      57,376       19,763
                  % Square Feet (2)        16.44%      29.74%       16.90%       5.44%       8.10%        2.79%
                  Annualized Rent (3)   1,960,944   3,809,019    2,157,622     658,290     919,964      382,433
                  Number of Leases (4)         11          26           21          12           6            2
                  Rent PSF                 $16.83      $18.07       $18.01      $17.07      $16.03       $19.35

St. Petersburg    Square Feet (1)          41,489     105,856      120,016      94,115      56,967       46,776
                  % Square Feet (2)         6.19%      15.80%       17.92%      14.05%       8.50%        6.98%
                  Annualized Rent (3)     704,418   1,607,538    1,755,080   1,515,501     937,204      859,110
                  Number of Leases (4)         26          38           20          19           9            6
                  Rent PSF                 $16.98      $15.19       $14.62      $16.10      $16.45       $18.37

Memphis           Square Feet (1)          55,447      63,098       40,322     134,392      71,280       29,519
                  % Square Feet (2)        10.52%      11.97%        7.65%      25.49%      13.52%        5.60%
                  Annualized Rent (3)   1,067,475   1,230,557      807,705   2,470,593   1,297,207      518,367
                  Number of Leases (4)         12          17           12          22           9            4
                  Rent PSF                 $19.25      $19.50       $20.03      $18.38      $18.20       $17.56

Richmond          Square Feet (1)           8,341      35,441       12,541      45,704      12,952       28,688
                  % Square Feet (2)         5.75%      24.44%        8.65%      31.52%       8.93%       19.78%
                  Annualized Rent (3)     164,323     875,216      248,369     894,355     241,023      530,534
                  Number of Leases (4)          2           8            4           5           3            4
                  Rent PSF                 $19.70      $24.70       $19.80      $19.57      $18.61       $18.49


  Total           Square Feet (1)         780,313   1,236,185      797,680     835,559     612,215      693,749
                  % Square Feet (2)        10.13%      16.04%       10.35%      10.84%       7.95%        9.00%
                  Annualized Rent (3)  13,906,800   21,934,877  14,538,918  14,565,358   11,596,017  12,379,321
                  Number of Leases (4)        146         235          171         129          72           39
                  Rent PSF                 $17.82      $17.74       $18.23      $17.43      $18.94       $17.84





      City               Item             2008        2009         2010        2011       2011 +       Total
----------------- -------------------- -----------  ----------  ----------- ----------- -----------  -----------

Atlanta           Square Feet (1)         158,504     551,625       98,174      26,201     239,422    1,859,042
                  % Square Feet (2)         6.73%      23.43%        4.17%       1.11%      10.17%       78.98%
                  Annualized Rent (3)   3,171,324   13,447,388   1,748,395     626,573   4,284,826   38,567,525
                  Number of Leases (4)          6           8            1           1           7          192
                  Rent PSF                 $20.01      $24.38       $17.81      $23.91      $17.90       $20.75

Orlando           Square Feet (1)          90,204      25,000          635           0           0    1,211,206
                  % Square Feet (2)         6.94%       1.92%        0.05%       0.00%       0.00%       93.13%
                  Annualized Rent (3)   1,595,019     459,306       11,573           0           0   21,781,993
                  Number of Leases (4)          6           1            1           0           0          219
                  Rent PSF                 $17.68      $18.37       $18.23       $0.00       $0.00       $17.98

Jacksonville      Square Feet (1)               0           0            0      26,947     176,000    1,142,999
                  % Square Feet (2)         0.00%       0.00%        0.00%       2.31%      15.09%       97.98%
                  Annualized Rent (3)           0           0            0     527,622   2,633,842   18,563,986
                  Number of Leases (4)          0           0            0           1           1           39
                  Rent PSF                  $0.00       $0.00        $0.00      $19.58      $14.97       $16.24

Tallahassee       Square Feet (1)          48,876           0            0      26,696           0      645,065
                  % Square Feet (2)         5.86%       0.00%        0.00%       3.20%       0.00%       77.40%
                  Annualized Rent (3)     872,437           0            0     340,374           0   12,113,619
                  Number of Leases (4)          1           0            0           1           0           79
                  Rent PSF                 $17.85       $0.00        $0.00      $12.75       $0.00       $18.78

Charlotte         Square Feet (1)               0      40,307            0           0           0      603,036
                  % Square Feet (2)         0.00%       5.69%        0.00%       0.00%       0.00%       85.10%
                  Annualized Rent (3)           0     735,396            0           0           0   10,623,668
                  Number of Leases (4)          0           1            0           0           0           79
                  Rent PSF                  $0.00      $18.24        $0.00       $0.00       $0.00       $17.62

St. Petersburg    Square Feet (1)          77,336      12,709       17,686           0           0      572,950
                  % Square Feet (2)        11.55%       1.90%        2.64%       0.00%       0.00%       85.54%
                  Annualized Rent (3)   1,457,427     170,936      244,774           0           0    9,251,988
                  Number of Leases (4)          2           1            1           0           0          122
                  Rent PSF                 $18.85      $13.45       $13.84       $0.00       $0.00       $16.15

Memphis           Square Feet (1)          47,188           0            0           0           0      441,246
                  % Square Feet (2)         8.95%       0.00%        0.00%       0.00%       0.00%       83.70%
                  Annualized Rent (3)     900,057           0            0           0           0    8,291,961
                  Number of Leases (4)          3           0            0           0           0           79
                  Rent PSF                 $19.07       $0.00        $0.00       $0.00       $0.00       $18.79

Richmond          Square Feet (1)               0           0            0           0           0      143,667
                  % Square Feet (2)         0.00%       0.00%        0.00%       0.00%       0.00%       99.08%
                  Annualized Rent (3)           0           0            0           0           0    2,953,820
                  Number of Leases (4)          0           0            0           0           0           26
                  Rent PSF                  $0.00       $0.00        $0.00       $0.00       $0.00       $20.56


  Total           Square Feet (1)         422,108     629,641      116,495      79,844     415,422    6,619,211
                  % Square Feet (2)         5.48%       8.17%        1.51%       1.04%       5.39%       85.91%
                  Annualized Rent (3)   7,996,264   14,813,026   2,004,742   1,494,569   6,918,668   122,148,560
                  Number of Leases (4)         18          11            3           3           8          835
                  Rent PSF                 $18.94      $23.53       $17.21      $18.72      $16.65       $18.45


(1)  Total net rentable square feet represented by expiring leases.

(2)  Percentage of total net rentable feet represented by expiring leases.

(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2002 multiplied by 12.


(4) Analysis does not include owner occupied space, vending leases and antenna leases.






                                   KOGER EQUITY, INC. AND SUBSIDIARIES
                                             NET EFFECTIVE RENTS

                                                                                 New & Backfill Leasing
                                                      ------------------------------------------------------------------------------
                                                        06/30/2002      03/31/2002      12/31/2001       09/30/2001         Average
                                                      -------------   --------------  --------------    ------------    ------------

Number of leases                                                29               27              41              51              37

Rentable square footage leased                             154,666           40,165         104,477         157,108         114,104
Average per rentable square foot over the lease term:
              Gross Rent                                   $ 19.83          $ 17.66         $ 18.01         $ 17.46          $18.11
              Tenant improvements                            (1.96)           (1.59)          (1.66)          (2.27)          (1.92)
              Leasing commissions                            (0.98)           (0.40)          (0.14)          (0.37)          (0.43)
              Other/concessions                                  -                -               -               -               -
                                                      -------------   --------------  --------------    ------------    ------------
              Effective Rent                                 16.89            15.67           16.21           14.82           15.77
              Expense stop                                   (6.16)           (5.26)          (5.81)          (5.75)          (5.76)
                                                      -------------   --------------  --------------    ------------    ------------
              Equivalent effective net rent                $ 10.73          $ 10.41         $ 10.40          $ 9.07          $10.01
                                                      =============   ==============  ==============    ============    ============

Average term (yrs)                                             6.0              3.8             5.5             5.6             5.3


                                                                                      Renewal Leasing
                                                      ------------------------------------------------------------------------------
                                                       06/30/2002        03/31/2002      12/31/2001      09/30/2001         Average
                                                      -------------   --------------  --------------    ------------    ------------

Number of leases                                                56               45              40              51              48

Rentable square footage leased                             169,543          434,600         104,292         398,747         276,796
Average per rentable square foot over the lease term:
              Gross Rent                                   $ 18.53          $ 16.08         $ 17.43         $ 16.33          $17.14
              Tenant improvements                            (0.91)           (0.56)          (0.77)          (0.23)          (0.62)
              Leasing commissions                            (0.24)           (0.10)          (0.33)          (0.14)          (0.20)
              Other/concessions                                  -                -               -               -               -
                                                      -------------   --------------  --------------    ------------    ------------
              Effective Rent                                 17.38            15.42           16.33           15.96           16.32
              Expense stop                                   (5.55)           (4.96)          (5.90)          (5.41)          (5.45)
                                                      -------------   --------------  --------------    ------------    ------------
              Equivalent effective net rent                $ 11.83          $ 10.46         $ 10.43         $ 10.55          $10.88
                                                      =============   ==============  ==============    ============    ============

Average term (yrs)                                             3.8              4.2             4.7             2.4             3.7





                                                            KOGER EQUITY, INC. AND SUBSIDIARIES
                                                                    SAME SUITE ANALYSIS
                                                                 YEAR TO DATE JUNE 30, 2002


                                                                       Total Leasing (a)
                            -----------------------------------------------------------------------------------------------------
                                   RSF                New Net              Expiring Net                             Percent
                                 Leased             Rent per RSF           Rent per RSF           Change             Change
                            ------------------  ---------------------  ---------------------  ----------------  -----------------

Atlanta                               130,248                 $13.88                 $13.25             $0.63               4.8%
Orlando                                99,665                 $11.58                 $10.78             $0.80               7.4%
Jacksonville                          167,459                 $10.10                 $10.57            ($0.47)             -4.4%
Tallahassee                           113,861                 $11.38                 $11.12             $0.26               2.3%
Charlotte                               8,773                 $13.81                 $14.04            ($0.23)             -1.6%
St. Petersburg                         96,447                 $10.93                 $11.15            ($0.22)             -2.0%
Memphis                                39,281                 $10.83                 $11.15            ($0.32)             -2.9%
Richmond                               19,295                 $12.97                 $13.59            ($0.62)             -4.6%

                            ------------------  ---------------------  ---------------------  ----------------
  Total                               675,029                 $11.56                 $11.46             $0.10               0.8%
                            ==================  =====================  =====================  ================  =================


(a) Analysis includes leases fully executed from 1/1/02 to 6/30/02 for buildings owned at 6/30/02. Does not include First Generation space.
